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                                                                      EXHIBIT 10



                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated February 12, 2004, with respect to the financial statements of Annuity Investors Life Insurance Company, and March 26, 2004, with respect to the financial statements of Annuity Investors Variable Account B, in Post-effective Amendment No. 14 (Form N-4 No. 333-19725) and Post-effective Amendment No. 31 (Form N-4 No. 811-08017) to the Registration Statement and the related Statement of Additional Information of Annuity Investors Variable Account B filed with the Securities and Exchange Commission.


                                           /s/  Ernst & Young LLP


Cincinnati, Ohio

April 27, 2004